ManpowerGroup First Quarter Results April 20, 2018 Accelerating Performance IN THE HUMAN AGE Exhibit 99.2

Global Recruiter Summit ManpowerGroup 2 ManpowerGroup 2018 First Quarter Results FORWARD-LOOKING STATEMENT April 2018 This presentation contains statements, including financial projections, that are forward-looking in nature. These statements are based on managements’ current expectations or beliefs, and are subject to known and unknown risks and uncertainties regarding expected future results. Actual results might differ materially from those projected in the forward-looking statements. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the ManpowerGroup Inc. Annual Report on Form 10-K dated December 31, 2017, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings. Any forward-looking statements in this presentation speak only as of the date hereof. The Company assumes no obligation to update or revise any forward- looking statements.

Global Recruiter Summit ManpowerGroup 3 ManpowerGroup 2018 First Quarter Results As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 16% 16% Revenue $5.5B 5% CC 5% CC 60 bps 40 bps 60 bps 40 bps Gross Margin 16.0% 20% 17% Operating Profit $154M ($178M excluding restructuring costs) 8% CC 5% CC 10 bps 0 bps OP Margin 2.8% (3.2% excluding restructuring costs) 33% 24% EPS $1.45 ($1.72 excluding restructuring costs) 20% CC 12% CC Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of changes in currency on our financial results. Constant Currency is further explained in the Form 10-K on our Web site. (1) Excludes the impact of restructuring costs of $24.0M ($18.1M net of tax) in Q1 2018 and $24.0M ($20.8M net of tax) in Q1 2017 . owerGroup 2018 First Quarter Result Consolidated Financial Highlights April 2018

Global Recruiter Summit ManpowerGroup 4 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result EPS Bridge – Q1 vs. Guidance Midpoint April 2018 $1.72 $1.45 $1.64 $1.45 +0.09 +0.02 -0.03 -0.27 Q1 Guidance Midpoint Operational Performance Currency Other Expense Reported Excluding Restructuring Costs Restructuring Costs (including 3¢ of currency) Q1 Reported

Global Recruiter Summit ManpowerGroup 5 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result Consolidated Gross Margin Change April 2018 16.6% 16.0% Q1 2017 Staffing/Interim Permanent Recruitment Right Management Currency Acquisitions Q1 2018 -0.5% -0.1% -0.2% +0.1% +0.1%

Global Recruiter Summit ManpowerGroup 6 ManpowerGroup 2018 First Quarter Results 15% 4% CC 7% 0% CC 16% 9% CC -14% -17% CC 12% 3% CC 62% 20% 14% 4% $885M Growth █ Manpower █ Experis █ ManpowerGroup Solutions █ Right Management █ ManpowerGroup – Total owerGroup 2018 First Quarter Result Business Line Gross Profit – Q1 2018(1) April 2018 (1) Business line classifications can vary by entity and are subject to change as service requirements change.

Global Recruiter Summit ManpowerGroup 7 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result SG&A Expense Bridge – Q1 YoY (in millions of USD) (1) This was favorably impacted 20 bps due to the effect of currency exchange rates on our business mix. In constant currency, SG&A excluding restructuring costs was 13.0% of Revenue and reported SG&A was 13.4% of Revenue. (1) April 2018 (1) 693.0 659.9 731.6 Q1 2017 Reported Q1 2017 Restructuring Costs Q1 2017 Excluding Restructuring Costs Currency Acquisitions Operational Impact Q1 2018 Excluding Restructuring Costs Q1 2018 Restructuring Costs Q1 2018 Reported +57.1 +24.0 % of Revenue % of Revenue 13.2% +3.5 % of Revenue 12.8% +11.1 -24.0 635.9 707.6 13.9% 13.4% % of Revenue

Global Recruiter Summit ManpowerGroup 8 ManpowerGroup 2018 First Quarter Results As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 0% 0% Revenue $1.0B 1% CC 1% CC 11% 12% OUP $43M 11% CC 12% CC 40 bps 40 bps OUP Margin 4.2% Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs. owerGroup 2018 First Quarter Result Americas Segment (18% of Revenue) April 2018 (1) Excludes the impact of restructuring costs of $0.3M in Q1 2018.

Global Recruiter Summit ManpowerGroup 9 ManpowerGroup 2018 First Quarter Results -7% 20% -9% 12% -7% 11% 14% 10% US Mexico Argentina Other 60% 14% 4% 22% -6% 8% 7% Revenue Growth - CC Revenue Growth % of Segment Revenue owerGroup 2018 First Quarter Result Americas – Q1 Revenue Growth YoY April 2018 Average Daily Revenue Growth - CC (1) (1) On an organic basis, revenue for Other increased 7% (5% in constant currency).

Global Recruiter Summit ManpowerGroup 10 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result Southern Europe Segment (42% of Revenue) April 2018 As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 28% 28% Revenue $2.3B 11% CC 11% CC 20% 24% OUP $98M 5% CC 8% CC 30 bps 10 bps OUP Margin 4.2% (1) Excludes the impact of restructuring costs of $3.1M in Q1 2018.

Global Recruiter Summit ManpowerGroup 11 ManpowerGroup 2018 First Quarter Results 25% 40% 35% 23% 9% 22% 17% 10% France Italy Spain Other 62% 18% 7% 13% 9% 23% 20% owerGroup 2018 First Quarter Result Southern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue (1) (1) On an organic basis, revenue for Spain increased 26% (9% in constant currency, or 12% average daily revenue growth in constant currency). April 2018 Average Daily Revenue Growth - CC

Global Recruiter Summit ManpowerGroup 12 ManpowerGroup 2018 First Quarter Results As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 14% 14% Revenue $1.4B 1% CC 1% CC 41% 7% OUP $17M 26% CC 6% CC 20 bps 20 bps OUP Margin 1.2% owerGroup 2018 First Quarter Result Northern Europe Segment (26% of Revenue) April 2018 (1) Excludes the impact of restructuring costs of $20.1M in Q1 2018 and $22.6M in Q1 2017.

Global Recruiter Summit ManpowerGroup 13 ManpowerGroup 2018 First Quarter Results 11% 17% 9% 20% 19% 22% -1% 1% 0% 4% 3% 8% UK Germany Nordics Netherlands Belgium Other 30% 21% 19% 14% 8% 8% 0% 4% 5% 5% 4% owerGroup 2018 First Quarter Result Northern Europe – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue April 2018 Average Daily Revenue Growth - CC

Global Recruiter Summit ManpowerGroup 14 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result APME Segment (13% of Revenue) April 2018 (1) Variances exclude the impact of restructuring costs of $1.4M in Q1 2017. As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 14% 14% Revenue $720M 8% CC 8% CC 28% 20% OUP $26M 22% CC 14% CC 40 bps 20 bps OUP Margin 3.6%

Global Recruiter Summit ManpowerGroup 15 ManpowerGroup 2018 First Quarter Results 7% 4% 25% 2% 1% 18% Japan Australia/NZ Other 32% 22% 46% 5% 7% owerGroup 2018 First Quarter Result APME – Q1 Revenue Growth YoY Revenue Growth - CC Revenue Growth % of Segment Revenue April 2018 Average Daily Revenue Growth - CC

Global Recruiter Summit ManpowerGroup 16 ManpowerGroup 2018 First Quarter Results As Reported Excluding Restructuring Costs(1) Q1 Financial Highlights 11% 11% Revenue $50M 15% CC 15% CC 27% 21% OUP $6M 29% CC 23% CC 290 bps 190 bps OUP Margin 12.9% owerGroup 2018 First Quarter Result Right Management Segment (1% of Revenue) April 2018 (1) Excludes the impact of restructuring costs of $0.5M in Q1 2018.

Global Recruiter Summit ManpowerGroup 17 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result Cash Flow Summary – Q1 April 2018 (in millions of USD) 2018 2017 Net Earnings 97 74 Non-cash Provisions and Other 22 47 Change in Operating Assets/Liabilities (177) 70 Capital Expenditures (13) (11) Free Cash Flow (71) 180 Change in Debt (4) (4) Acquisitions of Businesses, including Contingent Considerations, net of cash acquired (17) (25) Other Equity Transactions (14) 18 Repurchases of Common Stock (50) (57) Effect of Exchange Rate Changes 14 12 Other 5 2 Change in Cash (137) 126

Global Recruiter Summit ManpowerGroup 18 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result Balance Sheet Highlights Total Debt (in millions of USD) Total Debt to Total Capitalization Total Debt Net Debt (Cash) April 2018 14% 24% 25% 25% 25% 0% 10% 20% 30% 2014 2015 2016 2017 Q1 2018 -231 125 227 259 418 468 855 825 948 970 -250 0 250 500 750 1,000 2014 2015 2016 2017 Q1 2018

Global Recruiter Summit ManpowerGroup 19 ManpowerGroup 2018 First Quarter Results Interest Rate Maturity Date Total Outstanding Remaining Available Euro Notes - €350M 4.505% Jun 2018 431 - Euro Notes - €400M 1.913% Sep 2022 491 - Revolving Credit Agreement 2.88% Sep 2020 - 599 Uncommitted lines and Other Various Various 48 289 Total Debt 970 888 owerGroup 2018 First Quarter Result Debt and Credit Facilities – March 31, 2018 (in millions of USD) (2) (1) April 2018 (1) The $600M agreement requires that we comply with a Leverage Ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a Fixed Charge Coverage Ratio of not less than 1.5 to 1, in addition to other customary restrictive covenants. As defined in the agreement, we had a net Debt-to-EBITDA ratio of 0.88 and a fixed charge coverage ratio of 5.24 as of March 31, 2018. As of March 31, 2018, there were $0.5M of standby letters of credit issued under the agreement. (2) Represents subsidiary uncommitted lines of credit & overdraft facilities, which total $336.9M. Total subsidiary borrowings are limited to $300M due to restrictions in our Revolving Credit Facility, with the exception of Q3 when subsidiary borrowings are limited to $600M.

Global Recruiter Summit ManpowerGroup 20 ManpowerGroup 2018 First Quarter Results owerGroup 2018 First Quarter Result Second Quarter Outlook Revenue Total Up 13-15% (Up 5-7% CC) Americas Flat/Up 2% (Up 1-3% CC) Southern Europe Up 20-22% (Up 8-10% CC) Northern Europe Up 14-16% (Up 3-5% CC) APME Up 11-13% (Up 6-8% CC) Right Management Down 3-5% (Down 7-9% CC) Gross Profit Margin 16.2 – 16.4% Operating Profit Margin 3.9 – 4.1% Tax Rate 28.5% EPS (Excluding Restructuring) $2.33 – $2.41 (favorable $0.18 currency) April 2018

Global Recruiter Summit ManpowerGroup 21 ManpowerGroup 2018 First Quarter Results Strong start to the year, with good top line growth and bottom line performance. Global economy shows favorable trends and stronger labor markets. In this environment, access to human capital is key, and we are very well positioned to provide skilled talent to our clients along with meaningful and sustainable employment to millions of people globally each year. Our investments in digital capabilities will help in building relationships with clients and candidates while enhancing our employees’ productivity. We are proud to have been recognized for how we conduct our business. We have once again been named as a Fortune Most Admired Company and also one of Ethisphere’s World’s Most Ethical Companies. Being named to both is a unique achievement in our industry. owerGroup 2018 First Quarter Result Key Take Aways April 2018